UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 23, 2012 (February 8, 2012)

PZENA INVESTMENT MANAGEMENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33761	20-8999751
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

120 West 45th Street, New York, New York	10036
(Address of Principal Executive Offices)	Zip Code

Registrant’s Telephone Number, Including Area Code: (212) 355-1600

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act.
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

This Current Report on Form 8-K/A is being furnished in order to correct certain information provided in the Assets Under Management table included in the earnings release issued by Pzena Investment Management, Inc. (the “Company”) on February 8, 2012.  The Assets Under Management table attached hereto as Exhibit 99.1 supersedes and replaces the Assets Under Management table included in the February 8, 2012 earnings release issued by the Company.

ITEM 9.01                      EXHIBITS.

99.1           Assets Under Management for the Three Months Ended December 31, 2011, September 30, 2011 and December 31, 2010, and Twelve Months Ended December 31, 2011 and December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pzena Investment Management, Inc.

Dated: February 23, 2012	By:	/s/Joan F. Berger
Name: Joan F. Berger
Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Document
99.1	Assets Under Management for the Three Months Ended December 31, 2011, September 30, 2011 and December 31, 2010, and Twelve Months Ended December 31, 2011 and December 31, 2010.